                                 SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                    EASTBROKERS INTERNATIONAL INCORPORATED
               (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   -------------------------------------------------------------------

   2) Aggregate number of securities to which transaction applies:

   -------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   -------------------------------------------------------------------

   4) Proposed maximum aggregate value of transaction:

   -------------------------------------------------------------------

   5) Total fee paid:

   -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

    ---------------------------------------

   2) Form, Schedule or Registration Statement No.:

    ---------------------------------------

   3) Filing Party:

    ---------------------------------------

   4) Date Filed:

    ---------------------------------------

                                                              PRELIMINARY COPY


                    EASTBROKERS INTERNATIONAL INCORPORATED

                       15245 Shady Grove Road, Suite 340
                           Rockville, Maryland 20850

                                                             November 12, 1997




Dear Stockholder:

                  You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Eastbrokers International Incorporated. The meeting will be held at 10 a.m. (local time) on Wednesday, December 17, 1997 at the New York Marriott Financial Center, 85 West Street, New York, New York. A formal Notice of the Annual Meeting and Proxy Statement are attached hereto.

                  Please give these proxy materials your careful attention. It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Shareholders are urged to attend the meeting but may vote by proxy in lieu thereof. If your shares are registered in your name and you plan to attend the Annual Meeting, please mark the appropriate box on the enclosed proxy card and you will be registered for the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                  I look forward to greeting as many of you as possible at the meeting.

                                            Sincerely,


                                            Martin A. Sumichrast
                                            Vice Chairman of the Board
                                            and Secretary

                    EASTBROKERS INTERNATIONAL INCORPORATED

                       15245 Shady Grove Road, Suite 340
                           Rockville, Maryland 20850

                           NOTICE OF ANNUAL MEETING



Dear Stockholders:

                  NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of Eastbrokers International Incorporated, a Delaware corporation (the "Company"), will be held at the New York Marriott Financial Center, 85 West Street, New York, New York, at 10 a.m. (local time) on Wednesday, December 17, 1997 for the following purposes:

         1.       To elect a director for a term of three years;

         2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock of the Company to a total of twenty million (20,000,000) shares, consisting of ten million (10,000,000) shares of common stock, par value $.05 per share ("Common Stock") and ten million (10,000,000) shares of preferred stock, par value $.01 per share ("Preferred Stock");

         3. To approve an amendment to the Company's 1996 Stock Option Plan to increase the number of shares authorized under the Plan from 400,000 to 600,000;

         4. To ratify the appointment of Deloitte & Touche, LLP as the Company's independent public accountants for fiscal year 1998; and

         5. To transact such other business as may be properly brought before the meeting and any adjournments or postponements thereof.

         Only holders of record of the Company's Common Stock as of the close of business on November 10, 1997 are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. A list of such stockholders may be examined for any purpose germane to the meeting at the offices of Gould & Wilkie, One Chase Manhattan Plaza, New York, New York 10005, during the ten-day period preceding the meeting.

                                              Martin A. Sumichrast
                                              Vice Chairman of the Board
                                              and Secretary

           --------------------------------------------------------
             YOUR VOTE IS IMPORTANT, ACCORDINGLY, YOU ARE URGED TO
            COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY
              CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.
           --------------------------------------------------------

                    EASTBROKERS INTERNATIONAL INCORPORATED

                       15245 Shady Grove Road, Suite 340
                           Rockville, Maryland 20850

                                PROXY STATEMENT

         This Proxy Statement and enclosed form of proxy are being furnished commencing on or about November 12, 1997 in connection with the solicitation by the Board of Directors of Eastbrokers International Incorporated, a Delaware corporation (the "Company"), of proxies in the enclosed form for use at the 1997 Annual Meeting of Stockholders (the "Meeting") to be held on December 17, 1997. The cost of preparing, printing and mailing the notice of meeting, proxy statement, proxy and annual report will be borne by the Company. Proxy solicitation other than by use of the mail may be made by regular employees of the Company by telephone and personal solicitation. Banks, brokerage houses, custodians, nominees and fiduciaries are being requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in that connection. Any proxy given pursuant to such solicitation and received in time for the Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR the election of directors, FOR the amendment to the Certificate of Incorporation, FOR the approval of the amendment to the 1996 Stock Option Plan, FOR the ratification of the appointment of Deloitte & Touche, LLP as the Company's independent public accountants, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof, by submitting a subsequent proxy or by attending the meeting and voting in person.

         Only holders of record of the Company's voting securities as of the close of business on November 10, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. As of the Record Date, [3,003,000] shares of Common Stock, par value $.05 per share ("Common Stock"), were outstanding. Each share of Common Stock entitles the record date holder thereof to one vote.

         The presence of a majority of the outstanding shares of Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum. For the purposes of determining the number of votes cast with respect to any voting matter, only those cast FOR or AGAINST are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Meeting. The election of directors will require the affirmative vote of a plurality of the shares represented at the meeting in person or by proxy. The proposed amendment to the Company's Certificate of Incorporation to increase the capital stock of the Company will require the affirmative vote of a majority of the shares of Common Stock issued and outstanding as of the record date. The approval of the amendment to the 1996 Stock Option Plan and the ratification of the appointment of auditors will require the affirmative vote of a majority of the shares represented at the meeting in person or by proxy.

         A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

         The Company's By-Laws provide for not less than one (1) director and not more than nine (9) directors. The Board of Directors has established that the number of directors which constitute the entire Board shall be four (4). The Securities and Exchange Commission recently approved changes to the maintenance standards necessary to qualify for listing on the Nasdaq SmallCap Market. Included among the new corporate governance requirements is a requirement that the Board of Directors include a minimum of two independent directors. The Company is obligated to be in compliance with these requirements no later than February 1998 and anticipates that at least two independent directors will be appointed by the Board of Directors after the Meeting and prior to February 1998. The Board of Directors has not yet identified the persons to serve as independent directors.

         The Company's Certificate of Incorporation, as amended, provides for a staggered Board of Directors, such that members of the Board of Directors are divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board permits, with the term of office of one class expiring each year. Mr. Kossner has been elected as a class one director, to serve until the annual meeting of stockholders to be held during the year 1999. Messrs. Michael Sumichrast, Ph.D. and Martin A. Sumichrast have been elected as class three directors, each to serve until the annual meeting of stockholders to be held during the year 1998. Mr. Schmid who is currently a director of the Company, is being nominated as a class two director, to serve until the annual meeting of stockholders to be held during the year 2000. Mr. Schmid has been nominated to be elected at the meeting to be held on December 17, 1997 for a term of three years. There are no family relationships among any officers and directors of the Company, except that Michael Sumichrast, Ph.D. and Martin A. Sumichrast are father and son, respectively. Biographical information, including the age, position held with the Company, term of office as director, employment during the past five years, and certain other directorships of each nominee and each director not up for election is set forth below.

NOMINEE FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2000 ANNUAL MEETING

PETER SCHMID, 32, Chairman of the Board and Chief Executive Officer of the Company since March 1997; President of the Company since August 1996; a Director of the Company since January 1994. Since 1991, Mr. Schmid has been a founder, Chairman of the Board, Chief Executive Officer, and Member of the Supervisory Board of Eastbrokers Beteiligungs AG, a Vienna based securities brokerage firm which was acquired by the Company in August 1996. Mr. Schmid is also a Member of the Supervisory Board of WMP Borsenmakler AG, a Vienna based investment firm; and Schneiders 1895 AG, a retailing firm. In addition, Mr. Schmid serves as a Director of Eastbrokers North America, Inc., a subsidiary and New York, New York based securities brokerage firm. Mr. Schmid presently serves on the Supervisory Boards of Eastbrokers' subsidiaries in Prague, Bratislava, Zagreb, Warsaw, Sofia, Budapest, Bucharest, and Ljubljana.

DIRECTOR CONTINUING IN OFFICE UNTIL THE 1999 ANNUAL MEETING

WOLFGANG KOSSNER, 29, Director of the Company since August 1996. Mr. Kossner was Executive Vice President of the Company from August 1996 until November 1, 1996 Mr. Kossner is one of the founders of Eastbrokers Beteiligungs AG. From 1993 through 1995 Mr. Kossner has served as the managing director of WMP Borsenmakler AG. Prior to that, Mr. Kossner was the manager of securities trading at WMP Borsenmakler from 1991 to 1993. Mr. Kossner presently serves on the Supervisory Boards of Eastbrokers' subsidiaries in Vienna, Budapest, Ljubljana and Zagreb.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1998 ANNUAL MEETING

MICHAEL SUMICHRAST, PH.D., 76, Director of the Company since 1993, was Chairman of the Board of the Company since its inception in 1993 until March 1997. From 1990 to 1994, Dr. Sumichrast served as Chairman of the Board of Sumichrast Publications, Inc., a real estate publication located in Rockville, Maryland. During this time he also served as an economic adviser and representative of various international American companies. From 1963 to 1990, Dr. Sumichrast was the senior vice president and chief economist of the National Association of Home Builders (NAHB), a home builders' professional association.

MARTIN A. SUMICHRAST, 31, Vice Chairman of the Company since March 1997; Secretary and a Director of the Company since its inception in 1993. Mr. Sumichrast is a founder of the Company and was formerly Executive Vice President and Chief Financial Officer of the Company. Mr. Sumichrast is also Chairman of Eastbrokers North America, a subsidiary of the Company and a New York, New York based brokerage firm. From 1987 until 1992, Mr. Sumichrast served as the President of Sumichrast Publications, Inc., a real estate publication located in Rockville, Maryland. Mr. Sumichrast also serves as President of Sumichrast Enterprises, Inc., a holding company located in Rockville, Maryland.

MEETINGS AND COMMITTEES OF THE BOARD

         During the fiscal year ended March 31, 1997, the Board of Directors met four time(s) in person or by telephonic conference meeting(s). Also, the Board passed resolutions by unanimous written consent on three separate occasions during such fiscal year. No member of the Board attended less than 75% of the sum of the total number of meetings, including as meetings the voting on resolutions by unanimous written consent.

         The Board currently has no standing committees; however, in order to achieve compliance with SmallCap Market listing requirements, the Company will need to establish by February 1998 an audit committee, a majority of which shall be independent directors.

COMPENSATION OF DIRECTORS

         Each non-officer director of the Company is entitled to receive $1,500, plus reasonable expenses, for attending scheduled board meetings at which members meet in person. Directors do not receive any compensation for board meetings which they attend via telephone conference.

         During the fiscal year ended March 31, 1997, three former Directors received fees totaling $4,500.00. All current directors waived such fees for the fiscal year ending March 31, 1997.

EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth the compensation for the named executives for the year ended March 31, 1997, the three month transition period ended March 31, 1996, and the twelve month periods ended December 31, 1995 and December 31, 1994. No other executive officer had total annual salary and bonus during any such period equal to or greater than $100,000.

                                                                                     Long Term Compensation
                                                                       ------------------------------------------------
                                          Annual Compensation                   Awards                 Payouts
                              -------------------------------------    ------------------------   ---------------------
           (a)                (b)        (c)     (d)        (e)           (f)          (g)         (h)         (i)

                                                                       Restricted  Securities
                                                       Other Annual      Stock     Underlying     LTIP      All other
Name and Principal Position    Year    Salary   Bonus  Compensation    Awards($) Options/SARs(#) Payouts   Compensation
---------------------------    ----    ------   -----  ------------    --------- --------------- -------   ------------
Peter Schmid(1)               1997*    $129,988      --           --           --         33,000       --              --
  Chairman, President         1996**         --      --           --           --             --       --              --
  and Chief Executive         1995           --      --           --           --             --       --              --
  Officer                     1994           --      --           --           --             --       --              --

Martin A. Sumichrast(2)       1997*    $120,000 $11,000           --           --        100,000       --              --
  Vice-Chairman of the        1996**    $30,000      --           --           --             --       --              --
  Board and Secretary         1995     $107,500      --           --           --             --       --              --
                              1994           --      --           --           --             --       --              --

Petr Bednarik, Ing.(1)        1997*     $49,000      --   $24,000***           --             --       --              --
  Former President and        1996**    $10,000      --           --           --             --       --              --
  Chief Executive Officer     1995     $107,500      --           --           --             --       --              --
                              1994           --      --           --           --             --       --              --

August A. de Roode(1)(4)      1997*     $72,094      --           --           --         34,000       --              --
  Former Chief Executive      1996**         --      --           --           --             --       --              --
  Officer and Chief           1995           --      --           --           --             --       --              --
  Operating Officer           1994           --      --           --           --             --       --              --

Michael Sumichrast, Ph.D.(3)  1997*    $100,000      --   $75,000***           --             --       --              --
  Former Chairman of the      1996**    $33,000      --           --           --             --       --              --
  Board                       1995     $100,000      --           --           --             --       --              --
                              1994           --      --           --           --             --       --              --


--------------
*For the fiscal year ended March 31, 1997.

**For the three month transition period ended March 31, 1996.

***These amounts constitute severance pay.

(1) Mr. Schmid has been Chairman of the Board and Chief Executive Officer since March 1997 and President of the Company since August 1996. Mr. Bednarik was President and Chief Executive Officer from the time of the Company's inception in 1993 until August 1996. Mr. de Roode was Chief Executive Officer and Chief Operating Officer from August 1996 to March 1997.

(2) Martin A. Sumichrast became Vice Chairman of the Board in March 1997. Prior to that, he was Executive Vice President and Chief Financial Officer.

(3) Dr. Sumichrast was Chairman of the Board from the time of the Company's inception in 1993 until March 1997.

(4) Mr. de Roode's compensation was paid through VCH Vermogensverwaltung Und Holding GmbH.

EMPLOYMENT AGREEMENTS

         Effective January 1995, the Company entered into employment agreements ("Employment Agreements") with Messrs. Michael Sumichrast, Ph.D., Petr Bednarik, Ing., and Martin A. Sumichrast. Mr. Bednarik's employment was terminated effective August 1, 1996 in connection with the acquisition of Eastbrokers Vienna. Under the terms of Mr. Bednarik's Employment Agreement, Mr. Bednarik received $24,000 in severance compensation in August 1996 as a result of such termination of employment. Dr. Sumichrast's Employment Agreement was terminated upon his resignation as Chairman effective March 20, 1997 and he was awarded a sum of $75,000 as severance compensation. Mr. Martin Sumichrast's employment agreement will expire in December 1999, and will renew for a period of five years following the expiration date, unless contrary notice is given by either party. The Company also entered into employment agreements with Messrs. August de Roode and Peter Schmid, effective as of August 1, 1996. Mr. de Roode's agreement expired upon his resignation on March 15, 1997. Mr. Schmid's agreement will expire on August 1, 1999 and will renew for a period of three years, unless contrary notice is given by either party. The salaries for Martin A. Sumichrast and Peter Schmid are $120,000 each. These salaries may be increased to reflect annual cost of living increases and may be supplemented by discretionary merit and performance increases, except that during the three years following June 8, 1995, Mr. Martin Sumichrast's salary may not exceed $150,000 and during the first three years following August 1, 1996 and Mr. Schmid's salary may not exceed $150,000. Messrs. Martin
A. Sumichrast and Schmid are each eligible to receive an annual bonus of up to 25% of their salary under their respective agreements, such bonuses to be determined by the Board and not subject to any specified performance criteria. The agreements provide, among other things, for participation in an equitable manner in any profit-sharing or retirement plan for employees or executives and for participation in employee benefits applicable to employees and executives of the Company. The agreements provide that the Company will establish a performance incentive bonus plan providing each executive the opportunity to earn an annual bonus of up to five percent of the increase in the Company's pretax income, based upon the attainment of performance goals to be established by the Compensation Committee of the Company. The agreements further provide for the use of an automobile and other fringe benefits commensurate with their duties and responsibilities. The agreements also provide for benefits in the event of disability.

         Pursuant to the agreements, employment may be terminated by the Company with cause or by the executive with or without good reason. Termination by the Company without cause, or by the executive for good reason, would subject the Company to liability for liquidated damages in an amount equal to the terminated executive's current salary and a pro rata portion of his prior year's bonus for the remaining term of the agreement, payable in equal monthly installments, without any set-off for compensation received from any new employment. In addition, the terminated executive would be entitled to continue to participate in and accrue benefits under all employee benefit plans and to receive supplemental retirement benefits to replace benefits under any qualified plan for the remaining term of the agreement to the extent permitted by law.

         Under the agreements, the Company is obligated to purchase insurance policies on the lives of Messrs. Martin A. Sumichrast and Schmid. The Company will pay the premiums on these policies and upon the death of the employee, the Company will receive an amount equal to the premiums it paid under the policy and the remaining proceeds will go to the employee's designated beneficiary. The Company has a one million dollar key man life insurance policy on Martin A. Sumichrast with the Company as its beneficiary.

OPTIONS/SAR GRANTS

         The following table sets forth all options to purchase the Company's Common Stock granted to the named executives for the year ended March 31, 1997.

                          Individual Grants

                                      Percent of
                         Number of       total
                        securities   options/SARs
                        underlying    granted to   Exercise or
                       options/SARs  employees in  base price
             Name       granted (#)   fiscal year    ($/Sh)    Expiration date
             (a)            (b)           (c)          (d)          (e)
------------------------------------------------------------------------------
Peter Schmid               33,000        16.5%       $10.00     August 1, 2001
Martin A. Sumichrast      100,000        50.0%       $10.00     August 1, 2001

OPTION/SAR EXERCISES

         There were no exercises of options during the fiscal year ended March 31, 1997.

1996 STOCK OPTION PLAN

         At the Annual Meeting held on December 10, 1996, the stockholders approved the 1996 Stock Option Plan (the "Plan") pursuant to which officers, employees, directors and consultants of the Company and its affiliates are eligible to be granted Awards. The Plan is administered by the Stock Award Committee, or, in the absence of such a committee by the entire Board, which has the plenary authority to grant Awards including Stock Options, Stock Appreciation Rights, Restricted Stock, or any combination of the foregoing, and to determine the terms and conditions of the Awards.

         The total number of shares of Common Stock reserved and available for distribution as Awards under the Plan is 400,000. During the fiscal year ended March 31, 1997, an aggregate of 25,000 shares of Common Stock and options to purchase 35,000 shares were awarded pursuant to the Plan. An additional 12,000 shares of Common Stock were issued outside of the Plan as compensation for services to the Company during this period.

                            PRINCIPAL STOCKHOLDERS

         The following table sets forth the number of shares of the Company's Common Stock owned as of November 10, 1997 by (i) each person who is known by the Company to own beneficially more than five percent of the Company's Common Stock; (ii) each of the Company's directors; and (iii) all officers and directors as a group. The following calculations were based upon there being [3,003,000] shares of the Company's Common Stock issued and outstanding as of November 10, 1997. Except as otherwise noted, the persons named in the table below do not own any other capital stock of the Company and have sole voting and investment power with respect to all shares as beneficially owned by them.


                                                                              Percentage of
Name and Address (1)           Position with Company    Number of Shares         Shares
--------------------           ---------------------    ----------------       -----------
Peter Schmid (2)               Chairman of the Board,          554,659             18.47
                                 President and Chief
                                 Executive Officer,
                                 Director

Martin A. Sumichrast (3)       Vice-Chairman of the            100,000              3.33
                                 Board and Secretary,
                                 Director

Michael Sumichrast, Ph.D.      Director                            -0-               *

Wolfgang Kossner (4)           Director                        809,639             26.96

All Officers and Directors as                                1,532,492             51.03
   a Group (7 persons) (5)



*        Less than 1%

(1)      Except as otherwise noted, c/o Eastbrokers International
         Incorporated, 15245 Shady Grove Road, Suite 340, Rockville, Maryland 20850.

(2) 359,925 shares are owned by Karntner Landes und Hypothekenbank AG as nominee for the Tsuyoshi Trust Vaduz and 194,734 are owned by said bank as nominee for Mr. Schmid. Mr. Schmid has sole voting and investment power with respect to the trust shares and is a beneficiary of this trust. Excludes 33,000 shares issuable upon exercise of options to acquire Common Stock at $10.00 per share.

(3) 50,000 shares are owned directly by Martin A. Sumichrast, 50,000 shares are owned by Sumichrast Enterprises, Inc., a corporation of which Martin A. Sumichrast is an officer and director and the owner.

(4) 577,139 shares are owned indirectly through General Partners AG, formerly KHS Beteiligungs AG ("GP") of which Mr. Kossner is a principal stockholder and a member of the Supervisory Board. 200,000 shares are owned by Karntner Landes und Hypothekenbank AG (the "Bank") as nominee for GP. Mr. Kossner may be deemed to have shared voting and investment power with respect to these shares. Also includes 32,500 shares held by the Bank as nominee for Central and Eastern European Fund ("Fund"), of which Mr. Kossner is a director. This inclusion of such Fund shares shall not be construed as an admission that Mr. Kossner is the beneficial owner of such shares. Excludes options to acquire 67,000 shares at $10.00 per share held by Mr. Kossner and options to acquire 100,000 shares at $10.00 per share held by GP.

(5) Includes 68,194 shares owned by certain officers of the Company. 26,594 are owned directly and 41,600 are owned indirectly.


                    CERTAIN TRANSACTIONS AND RELATIONSHIPS

         In connection with the Company's acquisition of 80% of the capital stock of Eastbrokers Beteiligungs AG ("Eastbrokers Vienna") on August 1, 1996, KHS Beteiligungs AG ("KHS"), a company controlled by Mr. Schmid and Mr. Kossner, received, either directly or indirectly, 218,825 shares of newly issued, fully paid and non-assessable shares of the Company's Common Stock as consideration for its shares of Eastbrokers Vienna. Also in connection with the Eastbrokers Vienna acquisition, Mr. de Roode received, either directly or indirectly through VCH Vermogensverwaltung Und Holding GmbH ("VCH"), a company controlled by Mr. de Roode, 211,500 shares of newly issued, fully paid and non-assessable shares of the Company's Common Stock as consideration for his shares of Eastbrokers Vienna.

         Prior to the sale by the Company of the Hotel Fortuna a.s. (the "Hotel") on October 1, 1996, the Company previously owned 50.2% of the Hotel and 20.6% of the Hotel was owned by Stratego Invest a.s. ("Stratego Invest"), which is more than 50% owned by a company controlled by Ing. Petr Bednarik, former President and Chief Executive Officer of the Company.

         In October 1996, the Company entered into an agreement with Y.S.E. a.s. to dispose of the Company's controlling interest in the Hotel. The sales transaction between the Company and Y.S.E. was arranged by Stratego Invest. For providing services related to the transaction, Stratego Invest was to have received a commission fee of 1,000,000 CZK (approximately $37,000 USD). Stratego Invest has waived its commission related to this transaction.

         In September 1996, Mr. Schmid received from Eastbrokers Beteiligungs AG 3,511,422 Austrian Schillings (approximately $340,000 USD) for his 49.95 percent ownership interest in Eastbrokers Wertpapiervermittlungs-gesellschaft mbH ("Eastbrokers GmbH"), an Austrian securities brokerage company with limited liability which owns Eastbrokers a.s. Prague. The nominal value of these shares was 500,000 Austrian Schillings. Mr. Schmid, Chairman, President, Chief Executive Officer, and a Director of the Company, is also a Director of Eastbrokers GmbH.

         In September 1996, Mr. Schmid received 376,275 Austrian Schillings (approximately $36,500 USD) for his 5.60 percent ownership interest in Eastbrokers Slovakia a.s., Bratislava ("Eastbrokers Slovakia"). The nominal value of these shares was 280,000 Slovak Koruna. Mr. Schmid is also a Director of Eastbrokers Slovakia.

         In March 1997, Eastbrokers Vienna purchased 30,000 shares of Schneiders 1895 AG for 3,618,000 Austrian Schillings (approximately $302,000
USD). Mr. Schmid is a Director of Schneiders 1895 AG and Mr. Schmid's father is an Officer and Director of Schneiders 1895 AG.

         In September 1996, Mr. de Roode received 1,110,250 Austrian Schillings (approximately $107,500 USD) for his 24.40 percent ownership interest in Eastbrokers Slovakia. The nominal value of these shares was 1,220,000 Slovak Koruna. Mr. de Roode was Chief Executive Officer, Chief

Operating Officer and Director of the Company and was also a Director of Eastbrokers Slovakia at the date of this transaction.

         The Company has entered into a number of agreements with Randall F. Greene, a former director of the Company. Mr. Greene provided consulting services pursuant to an agreement dated July 26, 1996 in connection with the Company's acquisition of Eastbrokers Vienna. Pursuant to this agreement, Mr. Greene received $20,000 as a non-accountable expense allowance and 10,000 shares of the Company's Common Stock. In addition, Mr. Greene was paid $37,000 for consulting services provided to the Company in connection with potential mergers and/or acquisitions. In December 1996, Mr. Greene entered into an agreement with the Company and certain stockholders of the Company pursuant to which he was to analyze and evaluate the Company's operations and to assist the Company in evaluating certain possible business combination transactions. Mr. Greene was to be compensated under this agreement only in the event that such a business combination transaction was successfully completed. No such transactions have occurred, no compensation was paid to Mr. Greene thereunder and the agreement has been terminated. In addition, in connection with Mr. Greene's resignation from the Board of Directors of the Company, the Company entered into a consulting agreement dated March 27, 1997 pursuant to which Mr. Greene is to provide business and financial advisory services to the Company and into a related letter agreement also dated March 27, 1997, as amended by a letter dated April 29, 1997. Under the consulting agreement, Mr. Greene is to be compensated at the rate of $4,000 per month for the six month term of the agreement which commenced on April 1, 1997. As additional compensation under this agreement, Mr. Greene was granted options to purchase 7,750 shares of the Company's common stock at $6.50 per share. Under the related letter agreement, Mr. Greene was paid $13,750 and granted 12,500 shares in full satisfaction for consulting services rendered during the period August 1, 1996 through March 31, 1997. Also pursuant to this agreement, the Company agreed to indemnify Mr. Greene against certain liabilities, the parties exchanged mutual releases and Mr. Greene agreed to sell his shares of the Company's Common Stock subject to certain conditions.

         The Company entered into a Consulting Agreement dated March 31, 1997 with Dr. Sumichrast, a Director of the Company, pursuant to which Dr. Sumichrast will provide services to the Company through March 31, 1998, and the Company has granted him 20,000 shares of the Company's Common Stock to vest ratably over the term of the Agreement.

         During 1996, the Company entered into a verbal agreement with RealWorld, an internet software developer, to design and build an online stock exchange game and online trading system. The initial deposit to begin development of the game and system was 530,000 Austrian Schillings (approximately $50,000 USD). At December 31, 1996, the last day of its fiscal year, Eastbrokers Vienna had a liability to RealWorld of 208,000 Austrian Schillings (approximately $20,000 USD) representing amounts due on progress billings. The agreement recognizes costs will be charged on an hourly basis and monthly progress billings will be made once the original deposit has been depleted. Dr. Muller-Tyl, Vice President and Chief Operating Officer of the Company, is a member of the Supervisory Board for RealWorld. VCH and Messrs. Schmid, Kossner, and Muller-Tyl are all shareholders of RealWorld and represent a combined ownership interest of 26 percent.

         In December 1996, Eastbrokers Vienna loaned Dr. Muller-Tyl approximately $72,000 USD. Interest on the outstanding balance of this obligation is computed at 8 percent per annum until paid in full. Dr. Muller-Tyl is currently the Chief Operating Officer of the Company.

         The Company leases office space from Residenz Realbesitz AG ("Residenz") for its Vienna operations. Under the terms of the leases, the Company incurred occupancy costs of approximately 1,200,000 Austrian Schillings (approximately $114,000 USD) for the fiscal year. The terms of this lease were negotiated such that the Company is subject to occupancy expenses no greater than the current market rates. Residenz is a subsidiary of General Partners Beteiligungs AG ("GP") (formerly KHS Beteiligungs AG). Mr. Kossner owns 30 percent of the outstanding shares of GP. He is a member of GP's Supervisory Board, WMP's Supervisory Board, the Eastbrokers AG Supervisory Board, and is a Director of the Company. GP owns 577,139 shares of the Company's outstanding shares.

         At December 31, 1996, the last day of its fiscal year, Eastbrokers Vienna had a receivable related to share transactions from Mr. Kossner in the amount of 2,269,198 Austrian Schillings (approximately $209,000 USD) and a receivable related to share transactions from Z.E. Beteiligungs AG, a subsidiary of GP, in the amount of 5,537,202 Austrian Schillings
(approximately $511,000 USD).

         WMP is an Austrian broker-dealer, market maker, and member of the Vienna Stock Exchange. WMP's common stock is publicly traded on the Main Market of the Vienna Stock Exchange. From time to time, WMP will make a market in a company's stock that has a direct relationship to the Company through its directors.

SECTION 16(A) REPORTS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of equity securities of the Company with the Securities and Exchange Commission. Officers, directors and greater-than-ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company, and without researching or making any inquiry regarding delinquent Section 16 (a) filings, the Company believes that, during the fiscal year ended March 31, 1997, other than initial statements of beneficial ownership by Messrs. DeVito, McNeil and Muller-Tyl, all such reports were filed on a timely basis.

                         REQUIRED VOTE OF STOCKHOLDERS

         Election of the above nominee as a Director of the Company requires a plurality of the votes represented at the meeting in person or by proxy. In case the nominee should become unavailable for election for any reason not presently known or contemplated, the persons named on the proxy still have discretionary authority to vote pursuant to the proxy for a substitute.

         The Board of Directors recommends a vote FOR the above-named nominee, and signed proxies which are returned will be so voted unless a contrary vote is designated on the proxy card.

                                 PROPOSAL NO.2
           APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                   TO INCREASE THE AUTHORIZED CAPITAL STOCK.

         The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock of the Company to a total of twenty million (20,000,000) shares, consisting of ten million (10,000,000) shares of Common Stock, par value $.05 per share ("Common Stock") and ten million (10,000,000) shares of preferred stock, par value $.01 per share ("Preferred Stock"). The capital stock of the Company, prior to the approval of the amendment, consists solely of 10,000,000 shares of Common Stock, $.05 par value per share, of which [3,003,000] shares were outstanding as of November 10, 1997.

         The Board of Directors believes that it is in the Company's best interests to have shares of preferred stock available for issuance to meet the Company's future business needs as they arise. In particular, a portion of the shares of Preferred Stock that would become available for issuance if the proposal were adopted may be used by the Company in connection with a public offering or private placement of the Company's securities. The Company has elected to defer consideration of the previously disclosed proposed public offering of its securities until mid 1998, at which time the advisability of such proposed transaction will be reconsidered.

         Other than as disclosed, the Company's management has no present arrangements, agreements, understandings or plans for the additional shares proposed to be authorized. The Board believes, however, that the availability of such additional shares will provide the Company with the flexibility to issue shares of Preferred Stock in addition to the Company's ability to issue previously authorized shares of its Common Stock, for a variety of other corporate purposes as the Board of Directors may deem advisable without further action by the Company's stockholders, except as may be required by law, regulation or stock exchange rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the purchase of property, the acquisition or merger into the Company of other companies, the use of shares for various equity compensation and other employee benefit plans, and other bona fide corporate purposes.

         The additional shares of Preferred Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control of management of the Company. Although management is not currently aware of any effort by any person to gain control of the Company, in the event of such an effort, such shares could be used, under certain circumstances, to create voting impediments to deter persons seeking to effect a takeover or otherwise gain control of the Company. Such shares could be sold in public or private transactions to purchasers who might side with the Board of Directors in opposing a takeover bid which the Board of Directors determines not to be in the best interests of the Company and its stockholders. The authorized shares might have the effect of discouraging an attempt by another person, through the acquisition of a substantial number of shares of the Company's stock, to acquire control of the Company with a view to imposing a merger, sale of all or any part of the Company's assets or similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity.

         The Preferred Stock may be issued from time to time in one or more series, and the Board of Directors, without further approval of the shareholders, is authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights, liquidation preferences and other rights and restrictions relating to any such series. In addition, any such issuance of shares may cause current stockholders of the Company to suffer significant dilution and may adversely affect the market for the Company's securities.

         If the proposal is adopted, it will become effective upon filing of a Certificate of Amendment to the Company's Certificate of Incorporation. The text of the proposed amendment is set forth in Appendix A hereto.

                         REQUIRED VOTE OF STOCKHOLDERS

         The affirmative vote of the majority of the votes entitled to be cast by all holders of outstanding Common Stock of the Company is required for approval of this amendment to the Certificate of Incorporation.

         The Board of Directors recommends a vote FOR the foregoing proposal and signed proxies which are returned will be so voted unless a contrary vote is designated on the proxy card.

                                PROPOSAL NO. 3
            APPROVAL OF AMENDMENT TO THE 1996 STOCK OPTION PLAN TO
           INCREASE THE NUMBER OF SHARES AUTHORIZED UNDER THE PLAN.

         On December 10, 1996, the 1996 Stock Option Plan (the "Plan") was approved by the stockholders of the Company. The purpose of the Plan is to advance the interests of the Company by enabling officers, employees, directors and consultants of the Company and its Affiliates, as such term is defined by the Plan, to participate in the Company's future and to enable the Company to attract and retain such persons by offering them proprietary interests in the Company. The Board of Directors has amended the 1996 Plan, subject to shareholder approval, in order to increase the number of shares of Common Stock authorized for issuance under the Plan by 200,000 shares.

         The number of shares previously authorized for issuance under the Plan was 400,000. As of November 10, 1997, all 400,000 shares have been awarded under the Plan. Accordingly, in order to maximize the incentive effect of enabling officers, employees, directors and consultants of the Company to participate in the Plan, the Board of Directors has deemed it prudent to increase the shares available for grant under the Plan so as to allow future grants of stock options, stock appreciation rights or restricted stock under the Plan.

Administration

         The Plan is currently administered by the entire Board of Directors in lieu of a Stock Award Committee; however, pursuant to the Plan, the Board may appoint a Stock Award Committee (the "Committee"), which would be composed of not less than two directors of the Company all of whom shall be Non-Employee Directors, as that term is defined in the Plan.

         The Committee, or the Board acting in place of the Committee, has the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable to supervise the administration of the Plan. However, no amendment to the Plan shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement, except that the Board of Directors of the Company shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval. The Committee, or the full Board, acting in place of the Committee, may act only by a majority of its members then in office.

Eligibility

         Officers, employees, directors and consultants of the Company and its Affiliates who are responsible for or contribute to the management growth and profitability of management, the business of the Company and its Affiliates are eligible to be granted Awards under the Plan. The Company estimates the approximate number of officers, employees, directors and consultants eligible to participate in the Plan to be five (5), thirty (30), seven (7) and five
(5), respectively.

Types of Awards

         The Committee has the plenary authority to grant Awards to officers, employees, directors and consultants of the Company or its Affiliates. Awards granted to participants of the Plan include Stock Options, Stock Appreciation Rights, Restricted Stock, or any combination of the foregoing, as these terms are defined and regulated under the Plan. The Committee has the authority to grant either Incentive Stock Options or Non-Qualified Stock Options under the Plan; however, the former may be granted only to employees of the Company and its subsidiaries. The Awards are subject to such terms and conditions as determined by the Committee and which may differ from Award to Award. The prices, expiration dates and other material conditions upon which the Stock Options and Stock Appreciation Rights may be exercised and the consideration received or to be received by the Company or its Affiliates for the granting or extension of the Awards are to be determined by the Committee.

Number of Shares

         The total number of shares of Stock reserved and available for distribution as Awards under the Plan, as amended by the Board subject to stockholder approval, is 600,000 shares of the Company's Common Stock. As of November 10, 1997, awards relating to 400,000 shares had been issued under the Plan.

Change of Control

         The Plan provides that, subject to such additional conditions and restrictions as the Committee may determine at the time of the grant of an Award, options granted under the Plan shall become immediately exercisable and restrictions on restricted stock granted under the Plan shall lapse in the event of a change of control. Under the Plan, a change in control will occur in the event that a person acquires 20% or more of the Company's voting securities, the stockholders have approved a merger or sale of assets including the Company, or there occurs a significant change in the composition of the Board of Directors.

Summary of Certain Federal Income Tax Consequences of the 1996 Stock Option Plan

         This summary of certain federal income tax consequences is provided as general information, but does not purport to be a complete and detailed description of all possible tax consequences to the recipient of an Option and the Company. It describes the federal tax consequences in effect as of the date set forth in the notice. Each holder of an Option is advised to consult his tax advisor because tax consequences may vary depending upon the individual circumstances of the holder.

         Incentive Stock Options ("ISO"). ISOs are designed to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). In the case of ISOs no taxable gain will be realized by a recipient upon grant or exercise of the option, and the Company will not be entitled to a tax deduction at the time any such option is granted or exercised. However, the excess of the fair market value of any stock received over the option price will constitute an adjustment in computing alternative minimum taxable income at the time of the transfer of stock pursuant to the exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. Alternative minimum taxable income is the base for calculating an individual taxpayer's liability for the alternative minimum tax, a tax which is payable if it exceeds the amount of the individual's tax liability calculated on the regular method. Additionally, the basis of the stock for alternative minimum tax purposes would be increased by this adjustment.

         If a recipient of an ISO does not dispose of stock acquired by him upon the exercise of the option within one year after the date of transfer of such stock or within two years after the date of grant of such an option, any gain realized by him on a subsequent sale of such stock will be capital gain, which will be long term capital gain if the stock was held for the appropriate holding period (currently more than one year). In determining the amount of taxable gain or loss on a subsequent sale or other disposition of stock obtained by exercise of an ISO, the tax basis of such stock (for regular tax purposes) will be an amount equal to the option price paid therefor.

         On the other hand, if the recipient sells or otherwise disposes of the stock obtained by exercise of an ISO within one year of the date of grant of the option (other than certain permitted disposition), he will at that time recognize ordinary income to the extent that the fair market value of the stock on the date that the option was exercised or the amount realized on sale or disposition, whichever is less, exceeds the option price. If the amount realized on sale or disposition is greater than the fair market value of the stock on the date the option was exercised, such excess will be treated as capital gain, which will be a long-term capital gain if the stock was held for the appropriate holding period (currently more than one year).

         In general, in any year in which a recipient recognizes ordinary income because of the disposition of his shares within one year from the date of exercise or two years from the date of grant of an ISO, the Company will receive a corresponding deduction for federal income tax purposes. No deduction will be allowed to the Company if the stock acquired upon exercise of an ISO is held for more than one year after the date of transfer of such stock and more than two years from the date of grant of the ISO.

         Non-Qualified Options. The treatment of Non-Qualified Options for federal income tax purposes depends on whether the option has a readily ascertainable fair market value at the time it is granted. If a Non-Qualified Option has a readily ascertainable fair market value at the time of grant, the excess of the fair market value of Non-Qualified Options received by a recipient over the amount, if any, paid for the options must be included in the recipient's gross income at the time the option is granted, or if later, at the earlier of the time that the option is transferable or is not subject to a substantial risk of forfeiture. If an option with a readily ascertainable fair market value is not taxable at the time the option is granted because the option is nontransferable and subject to a substantial risk of forfeiture, the recipient may nevertheless elect to include such amount in gross income in the year of grant of the option. Because the Non-Qualified Options are not actively traded on an established market and because it is likely that the Non-Qualified Options will be nontransferable by the recipient or will not be immediately exercisable, it is not expected that the Non-Qualified Options will have a readily ascertainable fair market value. If a Non-Qualified Option does not have a readily ascertainable fair market value at the time of grant, there is no taxable event at grant; rather, the excess of (i) the value of the stock on the date it is acquired pursuant to exercise of the option over (ii) the exercise price plus the amount, if any, paid for the option must be included in the recipient's gross income at the time of the receipt of the stock pursuant to the exercise of the option, or, if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. If stock received pursuant to the exercise of a Non-Qualified Option is not taxable at receipt because the stock is nontransferable and subject to a substantial risk of forfeiture, the recipient may elect to include such amount in gross income in the year the stock is received pursuant to exercise of the option.

         The receipt of taxable income upon exercise of a Non-Qualified Option may be ameliorated if the underlying stock is registered because the recipient may sell a portion of his stock to pay the income tax liability; such is not the case with the receipt of income upon grant of a Non-Qualified Option. The grant or exercise of a Non-Qualified Option will not result in any adjustment for alternative minimum tax purposes. In general, with respect to Non-Qualified Options, a corresponding deduction is allowed to the Company for the amount and at the time that the recipient recognizes income, and such income is subject to withholding and employment taxes, if applicable.

Plan Benefits

         Due to the discretionary nature of the Plan, future awards to be made under the Plan are not determinable in advance.

                           REQUIRED VOTE OF STOCKHOLDERS

         The affirmative vote of a majority of the shares of the Common Stock represented at the meeting in person or by proxy is required for approval of the amendment to the 1996 Stock Option Plan.

         The Board of Directors recommends a vote FOR the foregoing proposal and signed proxies which are returned will be so voted unless a contrary vote is designated on the proxy card.

                                PROPOSAL NO. 4
                   RATIFICATION OF APPOINTMENT OF AUDITORS.

         On November ___, 1997, the Board of Directors appointed Deloitte & Touche, LLP as independent public accountants of the Company for the fiscal year ending March 31, 1998. The Board of Directors is submitting the appointment of Deloitte & Touche, LLP for ratification at the Meeting.

         Pannell Kerr Forster PC audited the Company's financial statements for the fiscal year ended March 31, 1997, the transition period ended March 31, 1996 and the fiscal years ended December 31, 1995 and 1994. Due to the recent acquisition by the Company of Eastbrokers Vienna and the Company's expansion of operations into Eastern and Central Europe, the Board undertook an evaluation of its future needs with respect to services to be provided on an international basis, and has determined that it is in the best interests of the Company to appoint Deloitte & Touche as its independent accountant. As a result Pannell Kerr was dismissed as of November ___, 1997. Pannell Kerr's report on the financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles, nor were there any disagreements between the Company and Pannell Kerr on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         Representatives of Deloitte & Touche, LLP will be present at the meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. If the appointment of Deloitte & Touche as independent public accountants is not approved, the Board would reconsider its appointment in light of the position taken by the shareholders.

                         REQUIRED VOTE OF STOCKHOLDERS

         The ratification of the appointment of auditors will require the affirmative vote of a majority of the shares represented at the meeting in person or by proxy.

         The Board of Directors recommends a vote FOR the ratification of the appointment of auditors and signed proxies which are returned will be so voted unless a contrary vote is designated on the proxy.

                                OTHER BUSINESS

         It is not expected that any business other than that set forth in the Notice of Annual Meeting of Stockholders and more specifically described in this Proxy Statement will be brought before the Meeting. However, if any other business should properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Meeting.

1998 STOCKHOLDER PROPOSALS

         To be eligible for inclusion in the Company's Proxy Statement for the 1998 Annual Meeting of Stockholders, to be held on or about September 9, 1998, stockholder proposals must be received by the Company at its principal executive office, Eastbrokers International Incorporated, 15245 Shady Grove Road, Suite 340, Rockville, MD 20850, on or before May 8, 1998.

ANNUAL REPORT

         The Securities and Exchange Commission rules require that an annual report precede or accompany proxy material. Copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1997 accompany this proxy statement. More than one annual report need not be sent to the same address, if the recipient agrees. If more than one annual report is being sent to your address, at your request, mailing of the duplicate copy to the account you select will be discontinued.

                                          By order of the Board of Directors,


                                          Martin A. Sumichrast,
                                          Vice Chairman of the Board
                                          and Secretary


Date:  November 12, 1997



STOCKHOLDERS WHO DESIRE TO HAVE THEIR STOCK VOTED AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. STOCKHOLDERS MAY REVOKE THEIR PROXY AT ANY TIME PRIOR TO THE MEETING AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY REVOKE THEIR PROXIES AND VOTE, IF THEY SO DESIRE, IN PERSON.

                                                                    APPENDIX A



                                PROPOSAL NO. 2

The Certificate of Incorporation of the Company is proposed to be amended by deleting clause 1) of ARTICLE FOURTH in its entirety and substituting the following in lieu therefor:

                  "1) The total number of shares of all classes of capital stock which this corporation is authorized to issue is twenty million (20,000,000) shares, of which ten million (10,000,000) shares shall be Common Stock, par value $.05 per share ("Common Stock"), and ten million (10,000,000) shares shall be preferred stock, par value $.01 per share ("Preferred Stock"). The Preferred Stock may be issued with full, multiple or fractional voting rights with such designations, preferences, qualifications, privileges, limitations, options, conversion rights and other special relative rights that shall be fixed from time to time by resolution of the Board of Directors."

                                                              PRELIMINARY COPY


                    EASTBROKERS INTERNATIONAL INCORPORATED


                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS
         PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION,
            THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4.


The undersigned hereby appoints Martin A. Sumichrast as Proxy, with the full power of substitution, and hereby authorizes him to represent and vote, as designated on the reverse hereof, all shares of Common Stock of Eastbrokers International Incorporated (the "Company") held of record by the undersigned on November 10, 1997, at the Annual Meeting of Stockholders to be held on December 17, 1997, or any adjournment thereof, upon all such matters as may properly come before the Meeting.



[X] Please mark your
 votes as in this example.
                                                   If you plan to attend [ ]
                                                   the Annual Meeting, place an
                                                   X in this box.

1.  ELECTION OF DIRECTORS

FOR the nominee listed below [ ]                  WITHHOLD AUTHORITY [ ]
                                          to vote for the nominee listed below

                             Nominee: Peter Schmid

2. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION to increase the number of authorized shares of capital stock to a total of twenty million (20,000,000) shares.

                   FOR        AGAINST      ABSTAIN
                   [ ]          [ ]          [ ]


3. PROPOSAL TO APPROVE AN AMENDMENT TO THE 1996 STOCK OPTION PLAN to increase the number of shares authorized under the Plan from 400,000 to 600,000.

                   FOR        AGAINST      ABSTAIN
                   [ ]          [ ]          [ ]

         (THE PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)

4. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE, LLP to serve as the Company's independent public accountants for fiscal year ending March 31, 1998.

                   FOR        AGAINST      ABSTAIN
                   [ ]          [ ]          [ ]


5. In their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.


SIGNATURE: _________________________________________ DATE: ________________


SIGNATURE: _________________________________________ DATE: ________________
                (SIGNATURE IF HELD JOINTLY)

         NOTE: Please sign exactly as name or names appear on stock certificate as indicated hereon. Joint owners should each sign. When signing as attorney, executor, administrator or guardian, please give full title as such.

          ----------------------------------------------------------
          STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS
            PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES
                NO POSTAGE IF MAILED WITHIN THE UNITED STATES.
          ----------------------------------------------------------